Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three months ended March 31,
	2014	2013
	(unaudited; in millions, except per unit amounts)
Operating revenue	$2,004.5	$1,628.3
Operating revenue - affiliate	75.1	64.7

	2,079.6	1,693.0

Operating expenses:
Cost of natural gas	1,458.5	1,153.3
Cost of natural gas - affiliate	30.2	38.1
Environmental costs, net of recoveries	5.0	178.5
Operating and administrative	96.6	82.0
Operating and administrative - affiliate	120.4	112.9
Power	50.4	33.6
Depreciation and amortization	103.8	92.2

	1,864.9	1,690.6

Operating income	214.7	2.4
Interest expense, net	76.9	76.4
Allowance for equity used during construction	20.7	7.8
Other income (expense)	(0.8)	0.3

Income (loss) before income tax expense	157.7	(65.9)
Income tax expense	2.0	1.8

Net income (loss)	155.7	(67.7)
Less: Net income attributable to:
Noncontrolling interest	36.3	15.6
Series 1 preferred unit distributions	22.5	—
Accretion of discount on Series 1 preferred units	3.6	—

Net income (loss) attributable to general and limited partner ownership interest in Enbridge Energy Partners, L.P.	$93.3	$(83.3)

Net income (loss) allocable to limited partner interests	$58.9	$(112.9)

Net income (loss) per limited partner unit (basic)	$0.18	$(0.36)

Weighted average limited partner units outstanding (basic)	326.4	307.2

Net income (loss) per limited partner unit (diluted)	$0.18	$(0.36)

Weighted average limited partner units outstanding (diluted)	326.4	307.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the three month period ended March 31,
	2014	2013
	(unaudited; in millions)
Cash provided by operating activities:
Net income (loss)	$155.7	$(67.7)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	103.8	92.2
Derivative fair value net losses	3.3	4.2
Inventory market price adjustments	1.5	0.8
Environmental costs, net of recoveries	4.4	173.5
Distributions from investment in joint venture	1.6	—
Equity loss in investment in joint venture	1.3	—
Allowance for equity used during construction	(20.7)	(7.8)
Other	2.7	3.6
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	(14.5)	(23.3)
Due from General Partner and affiliates	4.5	(5.4)
Accrued receivables	74.6	142.0
Inventory	26.9	(14.6)
Current and long-term other assets	(4.8)	(8.0)
Due to General Partner and affiliates	(11.0)	29.3
Accounts payable and other	(85.0)	(67.6)
Environmental liabilities	(42.0)	(13.6)
Accrued purchases	(6.3)	(40.7)
Interest payable	5.7	6.9
Property and other taxes payable	9.1	2.1

Net cash provided by operating activities	210.8	205.9

Cash used in investing activities:
Additions to property, plant and equipment	(612.8)	(404.9)
Asset acquisitions	—	(0.9)
Changes in restricted cash	52.6	—
Proceeds from the sale of net assets	—	5.0
Investment in joint venture	(7.3)	(36.8)
Other	(0.3)	(0.3)

Net cash used in investing activities	(567.8)	(437.9)

Cash provided by financing activities:
Net proceeds from unit issuances	—	278.7
Distributions to partners	(178.4)	(176.1)
Repayments to General Partner	(6.0)	(6.0)
Net repayments under credit facility	(85.0)	—
Net commercial paper borrowings	390.1	140.0
Contributions from noncontrolling interest	289.7	22.8
Distributions to noncontrolling interest	(16.3)	(13.8)

Net cash provided by financing activities	394.1	245.6

Net increase in cash and cash equivalents	37.1	13.6
Cash and cash equivalents at beginning of year	164.8	227.9

Cash and cash equivalents at end of period	$201.9	$241.5

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31, 2014	December 31, 2013
	(unaudited; in millions)
ASSETS
Current assets:
Cash and cash equivalents	$201.9	$164.8
Restricted cash	16.8	69.4
Receivables, trade and other, net of allowance for doubtful accounts of $0.5 million in 2014 and 2013	46.9	49.4
Due from General Partner and affiliates	36.6	40.5
Accrued receivables	152.6	210.2
Inventory	67.9	94.9
Other current assets	52.3	47.6

	575.0	676.8
Property, plant and equipment, net	13,749.8	13,176.8
Goodwill	246.7	246.7
Intangibles, net	258.9	263.2
Other assets, net	522.5	538.0

	$15,352.9	$14,901.5

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$103.9	$121.4
Accounts payable and other	792.6	822.0
Environmental liabilities	196.2	233.7
Accrued purchases	460.7	465.6
Interest payable	73.7	68.0
Property and other taxes payable	79.5	70.7
Note payable to General Partner	12.0	12.0
Current maturities of long-term debt	200.0	200.0

	1,918.6	1,993.4
Long-term debt	5,082.6	4,777.4
Loans from General Partner and affiliate	300.0	306.0
Due to General Partner and affiliates	80.8	58.2
Deferred income tax liability	18.0	17.4
Other long-term liabilities	97.3	51.7

	7,497.3	7,204.1

Commitments and contingencies
Partners’ capital:
Series 1 preferred units (48,000,000 at March 31, 2014 and December 31, 2013)	1,116.6	1,160.7
Class A common units (254,208,428 at March 31, 2014 and December 31, 2013)	2,923.8	2,979.0
Class B common units (7,825,500 at March 31, 2014 and December 31, 2013)	63.7	65.3
i-units (64,984,750 and 63,743,099 at March 31, 2014 and December 31, 2013, respectively)	1,311.2	1,291.9
General Partner	301.6	301.5
Accumulated other comprehensive income (loss)	(146.6)	(76.6)

Total Enbridge Energy Partners, L.P. partners’ capital	5,570.3	5,721.8
Noncontrolling interest	2,285.3	1,975.6

Total partners’ capital	7,855.6	7,697.4

	$15,352.9	$14,901.5

NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, Enbridge Energy Company, Inc., our General Partner, and our limited partners using first preferred unit distributions and then the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, after noncontrolling interest and preferred unit distributions, including any incentive distribution rights embedded in the general partner interest, to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our General Partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners, after Preferred Unit allocations, based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

We determined basic and diluted net income (loss) per limited partner unit as follows:

	For the three month period ended March 31,
	2014	2013
	(unaudited; in millions, except per unit amounts)
Net income (loss)	$155.7	$(67.7)
Less Net income attributable to:
Noncontrolling interest	(36.3)	(15.6)
Series 1 preferred unit distributions	(22.5)	—
Accretion of discount on Series 1 preferred units	(3.6)	—

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	93.3	(83.3)
Less distributions:
Incentive distributions to our General Partner	(33.2)	(31.9)
Distributed earnings allocated to our General Partner	(3.6)	(3.5)

Total distributed earnings to our General Partner	(36.8)	(35.4)
Total distributed earnings to our limited partners	(177.7)	(170.8)

Total distributed earnings	(214.5)	(206.2)

Overdistributed earnings	$(121.2)	$(289.5)

Weighted average limited partner units outstanding	326.4	307.2

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.54	$0.56
Overdistributed earnings per limited partner unit (2)	(0.36)	(0.92)

Net income (loss) per limited partner unit (basic and diluted) (3)	$0.18	$(0.36)

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and overdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

(3)	For the three month period ended March 31, 2014, 43,201,310 anti-dilutive Preferred Units were excluded from the if-converted method of calculating diluted earnings per unit.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, because each business segment requires different operating strategies. We have segregated our business activities into two distinct operating segments:

•	Liquids; and

•	Natural Gas.

During the first quarter of 2014, the Partnership changed its reporting segments. The Marketing segment was combined with the Natural Gas segment to form one new segment called “Natural Gas”. There was no change to the Liquids segment.

This change was a result of the reorganization of EEP resulting from MEP’s IPO which prompted Management to reassess the presentation of EEP’s reportable segments considering the financial information available and evaluated regularly by EEP’s Chief Operating Decision Maker. The new segment is consistent with how management makes resource allocation decisions, evaluates performance, and furthers the achievement of the Partnership’s long-term objectives. Financial information for the prior periods has been restated to reflect the change in reporting segments.

The following tables present certain financial information relating to our business segments and corporate activities:

	As of and for the three month period ended March 31, 2014
	Liquids	Natural Gas	Corporate (1)	Total
	(unaudited; in millions)
Total revenue	$432.7	$1,965.6	$—	$2,398.3
Less: Intersegment revenue	—	318.7	—	318.7

Operating revenue	432.7	1,646.9	—	2,079.6
Cost of natural gas	—	1,488.7	—	1,488.7
Environmental costs, net of recoveries	5.0	—	—	5.0
Operating and administrative	108.4	108.9	(0.3)	217.0
Power	50.4	—	—	50.4
Depreciation and amortization	66.8	37.0	—	103.8

	230.6	1,634.6	(0.3)	1,864.9
Operating income	202.1	12.3	0.3	214.7
Interest expense, net	—	—	76.9	76.9
Allowance for equity used during construction	—	—	20.7	20.7
Other income (expense) (3)	—	(1.3)	0.5	(0.8)

Income (loss) before income tax expense	202.1	11.0	(55.4)	157.7
Income tax expense	—	—	2.0	2.0

Net income (loss)	202.1	11.0	(57.4)	155.7
Less: Net income attributable to:
Noncontrolling interest	—	—	36.3	36.3
Series 1 preferred unit distributions	—	—	22.5	22.5
Accretion of discount on Series 1 preferred units	—	—	3.6	3.6

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$202.1	$11.0	$(119.8)	$93.3

Total assets (2)	$9,854.0	$5,194.9	$304.0	$15,352.9

Capital expenditures (excluding acquisitions)	$495.0	$50.2	$5.3	$550.5

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

(2)	Totals assets for our Natural Gas Segment includes our long term equity investment in the Texas Express NGL system.
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system which began recognizing operating costs during the fourth quarter of 2013.

	As of and for the three month period ended March 31, 2013
	Liquids	Natural Gas	Corporate (1)	Total
	(in millions)
Total revenue	$332.9	$1,608.8	$—	$1,941.7
Less: Intersegment revenue	—	248.7	—	248.7

Operating revenue	332.9	1,360.1	—	1,693.0
Cost of natural gas	—	1,191.4	—	1,191.4
Environmental costs, net of recoveries	178.5	—	—	178.5
Operating and administrative	86.7	107.8	0.4	194.9
Power	33.6	—	—	33.6
Depreciation and amortization	56.8	35.4	—	92.2

	355.6	1,334.6	0.4	1,690.6
Operating income (loss)	(22.7)	25.5	(0.4)	2.4
Interest expense, net	—	—	76.4	76.4
Allowance for equity used during construction	—	—	7.8	7.8
Other income	—	—	0.3	0.3

Income (loss) before income tax expense	(22.7)	25.5	(68.7)	(65.9)
Income tax expense	—	—	1.8	1.8

Net income (loss)	(22.7)	25.5	(70.5)	(67.7)
Less: Net income attributable to the noncontrolling interest	—	—	15.6	15.6

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$(22.7)	$25.5	$(86.1)	$(83.3)

Total assets (2)	$7,688.9	$5,275.2	$115.8	$13,079.9

Capital expenditures (excluding acquisitions)	$346.2	$68.4	$2.5	$417.1

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

(2)	Totals assets for our Natural Gas Segment includes our long term equity investment in the Texas Express Pipeline project.